Exhibit 10.1

AGREEMENT AND PLAN OF REORGANIZATION

BETWEEN

BAROSSA COFFEE COMPANY, INC.

AND

ECAREER, INC.

TABLE OF CONTENTS

1	Plan of Reorganization	1

2	Exchange of Shares	1

3	Pre-Closing Events	2

4	Exchange of Securities	2

5	Other Events Occurring at Closing	2

6	Delivery of Shares	3

7	Representations of ECI Stockholders	3

8	Representations of ECI	4

9	Representations of BCCI and Principal Stockholders	5

10	Closing	8

11	Conditions Precedent to the Obligations of ECI	9

12	Conditions Precedent to the Obligations of BCCI	11

13	Indemnification	12

14	Nature and Survival of Representations	12

15	Documents at Closing	12

16	Finder's Fees	13

17	Miscellaneous	14

Signature Page		15

Exhibit A - ECI Stockholder Schedule

Exhibit B - Amendment to Articles of Incorporation

Exhibit C - Form of Investment Letter

Exhibit D - Form of ECI Stockholder Consent

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (hereinafter the "Agreement") is entered into effective as of this ____ day of August 2012, by and among Barossa Coffee Company, Inc., a Nevada corporation (hereinafter "BCCI"); Thomas G. Kimble, the sole officer and director, and a principal stockholder of BCCI, Lynn Dixon, a principal stockholder of BCCI, Adam Gatto, a principal stockholder of BCCI (hereinafter "Principal Stockholders"); eCareer, Inc., a Florida corporation (hereinafter "ECI"), and the consenting owners of the outstanding shares of common stock of ECI (hereinafter the "ECI Stockholders").
RECITALS:

WHEREAS, the consenting and other ECI Stockholders own all of the issued and outstanding common stock of ECI (the "ECI Common Stock").  BCCI desires to acquire the ECI Common Stock solely in exchange for voting common stock of BCCI, making ECI a wholly-owned or controlled subsidiary of BCCI; and

WHEREAS, the consenting ECI Stockholders (as set forth on Exhibit "A") desire to acquire voting common stock of BCCI in exchange for the ECI Common Stock, as more fully set forth herein.

NOW THEREFORE, for the mutual consideration set out herein and other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.  Plan of Reorganization.  It is hereby agreed that the ECI Common Stock shall be acquired by BCCI in exchange solely for BCCI common voting stock (the "BCCI Shares").  It is the intention of the parties hereto that all of the issued and outstanding shares of capital stock of ECI shall be acquired by BCCI in exchange solely for BCCI common voting stock and that this entire transaction qualify as a corporate reorganization under Section 368(a)(1)(B) and/or Section 351 of the Internal Revenue Code of 1986, as amended, and related or other applicable sections thereunder.

2.  Exchange of Shares.  BCCI and ECI Stockholders agree that on the Closing Date or at the Closing as hereinafter defined, the ECI Common Stock shall be delivered at Closing to BCCI in exchange for the BCCI Shares, as follows:

(a)           At Closing, BCCI shall, subject to the conditions set forth herein, be obligated to issue an aggregate of 4,260,690 shares of BCCI common stock for delivery to the ECI Stockholders in exchange for the ECI Common Stock, subject to the terms and conditions set forth herein.

(b)           Each consenting ECI Stockholder shall execute this Agreement or a written consent to the exchange of their ECI Common Stock for BCCI Shares.

(c)           Unless otherwise agreed by BCCI and ECI this transaction shall close only in the event BCCI is able to acquire at least 80% of the outstanding ECI Common Stock; however, it is the intent of the parties to have BCCI acquire all of the ECI Common Stock.

3.   Pre-Closing Events.  The Closing is subject to the completion of the following:

(a)            At or immediately prior to Closing, BCCI shall have 4,734,100 shares of its common stock issued and outstanding prior to the redemption and issuance of stock described herein and no other shares of capital stock issued or outstanding and there shall be no outstanding options, warrants or other rights to purchase or otherwise acquire BCCI securities except as otherwise described herein relating to the transactions described herein.

(b)           BCCI shall have no liabilities contingent or fixed.

(c)           ECI shall pay $245,000 to BCCI in accordance with the schedule set forth below. Each of such payments shall be nonrefundable and is deemed to be consideration for BCCI foregoing its efforts to make any other acquisition prior to Closing:  However, at Closing $215,000 shall be allocated to the Purchase Price of the BCCI common stock:

1. $20,000 on or before August 31, 2012
2. $10,000 on or before September 30, 2012;
3. $10,000 on or before October 31, 2012;
4. $10,000 on or before November 30, 2012;
5. $10,000 on or before December 15, 2012; and
6. The balance on or before Closing

(d)            BCCI shall be current with all of its filings with the Securities and Exchange Commission.

4.  Exchange of Securities.  As of the Closing Date each of the following shall occur:

(a)           Shares of ECI Common Stock issued and outstanding on the Closing Date shall be exchanged for the BCCI Shares (in the aggregate amount of 4,260,690 BCCI Shares) to be delivered at Closing subject to the conditions set forth below including the consent of individual  ECI stockholders. Such exchanged outstanding shares of ECI Common Stock shall be deemed, after Closing, to be owned by BCCI.  The consenting holders of such certificates previously evidencing shares of ECI Common Stock outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such shares of ECI Common Stock except as otherwise provided herein or by law.

(b)           With respect to the 4,260,690 shares of the Company's common stock to be issued to the Stockholders of ECI said shares shall be issued to the ECI Stockholders in proportion to their ECI stock ownership set forth on Exhibit "A", subject to Section  5(c) below

5. Other Events Occurring at Closing. At Closing, the following shall be accomplished:

(a) BCCI shall file an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada in substantially the form attached hereto as Exhibit "B" effecting an amendment to its Articles of Incorporation to reflect a name change (as selected by ECI), but expected to be eCareer Holdings, Inc.

(b)           The resignation of the existing BCCI sole officer and director and appointment of new officers and directors as selected by ECI or otherwise specified in this Agreement.

(c)           BCCI shall complete the redemption and cancellation of 4,260,690 shares of its outstanding common stock from the Principal Stockholders for total consideration of $215,000. This redemption and cancellation of shares along with the issuance of 4,260,690 shares to ECI and the stockholders of ECI will result in BCCI having 4,734,100 shares of common stock outstanding. In the event that less than 100% ,but at least 80%, of the stock of ECI is acquired by BCCI the stock of BCCI to be issued would be 4,260,690 shares which would represent 90% of the then-outstanding shares of BCCI, however the number of BCCI shares issued that represent the shares of ECI which were not exchanged due to a lack of consent from ECI stockholders shall be issued in the name of ECI or otherwise as determined by ECI and shall be held in escrow for the nonconsenting ECI Stockholders to be delivered to them as determined by the Board of Directors of ECI. The BCCI shares issued in exchange for ECI shares to consenting ECI stockholders shall be issued directly in the names of such stockholders. This transaction is intended to qualify as an organizational exchange under Section 351 of the Internal Revenue Code of 1986, as amended.

6.  Delivery of Shares.  On or as soon as practicable after the Closing Date, ECI will use its best efforts to cause the consenting ECI Stockholders to surrender certificates for cancellation representing their shares of ECI Common Stock, against delivery of certificates representing the BCCI Shares for which the shares of ECI Common Stock are to be exchanged at Closing.

 7.  Representations of ECI Stockholders.  Each consenting ECI Stockholder hereby represents and warrants each only as to its own ECI Common Stock, effective this date and the Closing Date as follows:

(a)            Except as may be set forth in Exhibit "A", the ECI Common Stock is free from claims, liens, or other encumbrances, and at the Closing Date said ECI Stockholder will have good title and the unqualified right to transfer and dispose of such ECI Common Stock.

(b)           Said ECI Stockholder is the sole owner of the issued and outstanding ECI Common Stock as set forth in Exhibit "A";

(c)            Said ECI Stockholder has no present specific intent to sell or dispose of the BCCI Shares and is not under a binding obligation, formal commitment, or existing plan to sell or otherwise dispose of the BCCI Shares.

8.  Representations of ECI.  ECI hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing Date:

(a)           Except as noted on Exhibit "A", the ECI Stockholders listed on the attached Exhibit "A" are the sole record and beneficial owners of the issued and outstanding common stock of ECI.

(b)            ECI has no outstanding or authorized capital stock, warrants, options or convertible securities other than as described in the ECI Financial Statements or on Exhibit "A", attached hereto.

(c)            Prior to or at Closing, ECI shall deliver audited financial statements to BCCI, along with any interim-period financial statements, that meet SEC filing requirements for the Form 8-K required to be filed to report the closing of the transactions described herein. Such financial statements (hereinafter referred to as the "ECI Financial Statements") shall fairly present the financial condition of ECI as of the dates thereof.  There are and shall be no material liabilities or obligations, either fixed or contingent, not disclosed in the ECI Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations in the ordinary course of business and expenses incurred in connection with the transactions contemplated by this Agreement; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of ECI as reflected in the ECI Financial Statements.  At Closing, ECI shall have good title to all assets shown on the ECI Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record.

(d)           Since the date of the ECI Financial Statements, there have not been any material adverse changes in the financial position of ECI except changes arising in the ordinary course of business, or from the incurrence of expenses in connection with the transactions contemplated by this Agreement. which changes will in no event materially and adversely affect the financial position of ECI assuming Closing occurs.

(e)            ECI is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding, not reflected in the ECI Financial Statements, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against ECI.

(f)            ECI is in good standing in its jurisdiction of incorporation, and is in good standing and duly qualified to do business in each jurisdiction where required to be so qualified except where the failure to so qualify would have no material negative impact on ECI.

(g)           ECI has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

(h)           ECI has not materially breached any material agreement to which it is a party.  ECI has previously given BCCI copies or access thereto of all material contracts, commitments and/or agreements to which ECI is a party including all relationships or dealings with related parties or affiliates.

(i)            ECI has no subsidiary corporations.

(j)            ECI has made all material corporate financial records, minute books, and other corporate documents and records available for review to present management of BCCI prior to the Closing Date, during reasonable business hours and on reasonable notice.

(k)           The execution of this Agreement does not materially violate or breach any material agreement or contract to which ECI is a party and has been duly authorized by all appropriate and necessary corporate action under Florida or other applicable law and ECI,  to the extent required, has obtained all necessary approvals or consents required by any agreement to which ECI is a party.

            (l)            ECI has valid intellectual property protection with respect to its intellectual properties   and related technology and proprietary programs..

(m)          All disclosure information provided by ECI for the purpose of being set forth in disclosure documents of BCCI or otherwise delivered to BCCI by ECI for use in connection with the transaction (the "Acquisition") described herein is true, complete as to the items described) and accurate in all material respects.

(n)           ECI does not have more than 35 non-accredited stockholders as defined by the SEC and shall so demonstrate to the reasonable satisfaction of BCCI prior to Closing.

(o)           ECI makes no warranties or representations of any kind or nature regarding compliance with any applicable Blue Sky laws.

9.  Representations of BCCI and Principal Stockholders.  BCCI; and Principal Stockholders to the best of their knowledge; hereby jointly and severally represent and warrant as follows, each of which representations and warranties shall continue to be true as of the Closing Date.

(a)           As of the Closing Date, the BCCI Shares, to be issued and delivered to the ECI Stockholders hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued shares of BCCI common stock, fully-paid and non-assessable.  The total number of BCCI shares of common stock outstanding as of the Closing Date shall be 4,734,100 prior to the completion of the acquisition of ECI and the redemption of shares as described herein..  As of the Closing Date, BCCI will have no outstanding or authorized securities, warrants, options, other rights to purchase or otherwise acquire capital stock or securities of the Company, preemptive rights, rights of first refusal, registration rights or related commitments of any nature other than as described herein.

(b)           BCCI has the corporate power and authority to enter into this Agreement and to perform its respective obligations hereunder.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, including the board of directors and stockholders of BCCI.  The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which BCCI is a party or by which its assets and properties are bound, and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to BCCI or its properties.  The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or by-laws of BCCI.

(c)           BCCI has, or will have prior to Closing, delivered to ECI a true and complete copy of its audited financial statements for the years ended June 30, 2012 and 2011, and any required unaudited interim financial statements (the "BCCI Financial Statements").  The BCCI Financial Statements shall be complete, accurate and fairly present the financial condition of BCCI as of the dates thereof and the results of its operations for the periods then ended.  There shall be no material liabilities or obligations either fixed or contingent not reflected therein.  The BCCI Financial Statements shall have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and shall fairly present the financial position of BCCI as of the dates thereof and the results of its operations and changes in financial position for the periods then ended.  Immediately following the Closing, BCCI's present management will cause all of BCCI's financial records, including state and federal tax returns, to be delivered to new management nominated by the ECI stockholders.

(d)           Since the date of the BCCI Financial Statements there have not been any material adverse changes in the financial condition of BCCI except with regard to disbursements to pay reasonable and ordinary expenses in connection with maintaining its corporate status and pursuing the matters contemplated in this Agreement and the disposition of BCCI's remaining assets and the payment of all liabilities.  Prior to Closing, all accounts payable and other liabilities of BCCI shall be paid and satisfied in full and BCCI shall, at Closing, have no obligations, debts, claims or liabilities of any nature either contingent or fixed (including without limitation, any tax liabilities not yet due).

(e)           BCCI is not a party to or the subject of any pending litigation, claims, decrees, orders, stipulations or governmental investigation or proceeding not reflected in the BCCI Financial Statements or otherwise disclosed herein, and there are no lawsuits, claims, assessments, investigations, or similar matters, threatened or contemplated against or affecting BCCI, its management or its properties.

(f)            BCCI is duly organized, validly existing and in good standing under the laws of the State of Nevada; has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact on it.

(g)           BCCI has filed all federal, state, county and local income, excise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof, except where the failure to do so would have no material adverse impact on BCCI, and has paid or made adequate provision in the BCCI Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received.  BCCI is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.

(h)          There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of BCCI, except as contemplated in this Agreement.

(i)           The corporate financial records, minute books, and other documents and records of BCCI have been made available to ECI prior to the Closing and shall be delivered to new management of BCCI at Closing.

(j)            BCCI has not breached, nor is there any pending, or to the knowledge of management, any threatened claim that BCCI has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or by which it or its assets are is bound.  The execution and performance hereof will not violate any provisions of applicable law or any agreement to which BCCI is subject.  BCCI hereby represents that it has no business operations or material assets and it is not a party to any material contract or commitment other than appointment documents with its transfer agent, and that it has disclosed to ECI all relationships or dealings with related parties or affiliates.

           (k)            BCCI common stock is currently approved for quotation on the Electronic Bulletin Board under the symbol "BSSA". BCCI is not in default in any way with respect to such listing and will use its best and most diligent efforts to maintain this approval through Closing.

(l)            All information regarding BCCI which has been provided to ECI or otherwise disclosed in connection with the transactions contemplated herein, is true, complete and accurate in all material respects.  BCCI has provided to ECI all material information regarding BCCI.  BCCI and Principal Stockholders specifically disclaim any responsibility regarding disclosures as to ECI, its business or its financial condition.

(m)         As of the date hereof and at Closing, but prior to the issuance of shares to the ECI Stockholders or otherwise pursuant to the terms of this Agreement, the capitalization of the Company consists of 50,000,000 shares of common stock, par value $0.001, of which 4,734,100 shares are issued and outstanding, all of which are legally issued, fully-paid, and non-assessable and not issued in violation of the pre-emptive rights of any person. The Company has 1,000,000 shares of preferred stock authorized, par value $0.001, which can be issued with such rights and preferences as determined by the Company’s board of directors. No shares of preferred stock are currently, or have ever been, issued and outstanding.

(n)           The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to BCCI, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, except for compliance with applicable securities laws and the filing of all documents necessary to consummate the transaction with any governmental entity, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which BCCI is a party or by which either is bound or to which any of their assets are subject, (d) result in the creation of any material lien or encumbrance upon the assets of BCCI or the funds being delivered in connection herewith, or (e) conflict with or result in a breach of or constitute a default under any provision of the charter documents of BCCI.

(o)           BCCI has, and at the Closing Date BCCI shall have, disclosed to ECI all events, conditions and facts materially affecting the business, finances and legal status of BCCI.

(p)           The corporate financial records, minute books, and other records of BCCI are to be available to ECI prior to the Closing Date and will be turned over to newly appointed management of BCCI, in their entirety, at Closing.

(q)          There are no existing or threatened liabilities, claims, lawsuits, or to BCCI's best knowledge, is there any basis for the same, with respect to BCCI's original stock issuance to its founders, its subsequent securities offerings, dealings with its stockholders, the public trading of BCCI's securities, activities of brokers in connection with BCCI's securities, whether on behalf of the Securities and Exchange Commission, state agencies or other persons.  This includes matters relating to state or federal securities laws as well as general common law or state corporation law principles.

(r)            This Agreement is enforceable against BCCI in accordance with its terms.

(s)           The Company has filed all periodic reports required to be filed by it with the SEC (the “Disclosure Documents”) from the date it became required to file such reports through the date hereof. The Disclosure Documents, taken together, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements contained therein not misleading.

10.  Closing.  The Closing of the transactions contemplated herein shall take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing is expected to take place as soon as practicable upon receipt by BCCI of the ECI Financial Statements, but no later than December 31, 2012.  In the event ECI fails to make any payment due hereunder or to provide its Financial Statements in accordance with the terms hereof this Agreement may be immediately terminated by written notice from BCCI. The "Closing Date" of the transactions described herein (the "Acquisition"), shall be that date on which all conditions set forth herein have been met and the BCCI Shares are issued in exchange for the ECI Common Stock.

11.  Conditions Precedent to the Obligations of ECI.  All obligations of ECI under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Closing Date, as indicated below, of each of the following conditions:

(a)           The representations and warranties by or on behalf of Principal Stockholders and BCCI contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing and Closing Date as though such representations and warranties were made at and as of such time.

(b)           BCCI shall have performed and complied with all covenants, agreements, and conditions set forth herein and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

(c)           On or before the Closing, the board of directors, and stockholders representing a majority interest the outstanding common stock of BCCI, shall have approved in accordance with applicable state corporation law and federal securities laws the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(d)           On or before the Closing Date, BCCI shall have delivered to ECI copies of resolutions of the board of directors and stockholders of BCCI approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable BCCI to comply with the terms of this Agreement including the election of ECI's nominees to the Board of Directors of BCCI and all matters outlined herein.

(e)           The Acquisition shall be permitted by applicable law and BCCI shall have sufficient shares of its capital stock authorized to complete the Acquisition.

(f)           At Closing, the existing sole officer and director of BCCI shall have resigned in writing from all positions as director and officer of BCCI effective upon the election and appointment of the ECI nominees.

(g)           At the Closing, all instruments and documents delivered to ECI and ECI Stockholders, and all actions taken by BCCI, pursuant to the provisions hereof, and all matters relating to compliance with applicable securities laws, shall be reasonably satisfactory to legal counsel for ECI.

(h)            The shares of restricted BCCI capital stock to be issued to ECI Stockholders  at Closing will be validly issued, nonassessable and fully-paid under Nevada corporation law.

(i)            ECI and ECI Stockholders shall have received the advice of their tax advisor, if deemed necessary by them, as to all tax aspects of the Acquisition.

(j)            ECI shall have received all necessary and required approvals and consents from required parties and its stockholders.

12.  Conditions Precedent to the Obligations of BCCI.  All obligations of BCCI under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

(a)           The representations and warranties by ECI and ECI Stockholders contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

(b)           ECI shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

(c)            ECI shall deliver on behalf of the ECI Stockholders a letter commonly known as an "Investment Letter," signed by each of said stockholders, in substantially the form attached hereto as Exhibit "C", acknowledging that the BCCI Shares are being acquired for investment purpose.

13.   Indemnification.  For a period of two years from the Closing, BCCI and Principal Stockholders agree to jointly and severally indemnify and hold harmless ECI and the ECI Stockholders, and ECI agrees to indemnify and hold harmless BCCI and Principal Stockholders, at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's breach of covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

14.  Nature and Survival of Representations.  All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one year from the Closing.  All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

15.  Documents at Closing.  At the Closing, the following documents shall be delivered:

(a)            ECI will deliver, or will cause to be delivered, to BCCI the following:

  (i)   A certificate executed by the President and Secretary of ECI to the effect that all representations and warranties made by ECI under this Agreement are true and correct as of the Closing, the same as though originally given to BCCI on said date;

  (ii)  A certificate from the jurisdiction of incorporation of ECI dated at or about the Closing to the effect that ECI is in good standing under the laws of said jurisdiction;

 (iii)  Investment Letters in the form attached hereto as Exhibit "C", and consents in the form attached hereto as Exhibit "D", executed by each consenting ECI Stockholder (the failure to deliver all such documents shall not delay the Closing, but delivery of the BCCI Shares to any consenting ECI Stockholder shall be against the delivery of such documents);

  (iv)  Such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

  (v)  Copies of resolutions adopted by the board of directors of ECI authorizing these transactions; and

  (vi)  All other items, the delivery of which is a condition precedent to the obligations of BCCI as set forth herein including the funds set forth in Section 4 hereof..

  (b)         BCCI will deliver or cause to be delivered to ECI:

  (i) stock certificates representing the BCCI Shares to be issued as a part of the stock exchange as described herein;

  (ii)  a certificate of the President of BCCI, to the effect that all representations and warranties of BCCI made under this Agreement are true and correct as of the Closing, the same as though originally given to ECI on said date;

  (iii) Copies of resolutions adopted by BCCI's board of directors and BCCI's Stockholders authorizing the Acquisition and all related matters described herein;

  (iv)  certificate from the jurisdiction of incorporation of BCCI dated at or about the Closing Date that BCCI is in good standing under the laws of said state;

  (v)  Evidence of the redemption and cancellation of 4,260,690 shares from the Principal Stockholders of BCCI.

  (vi)  such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

  (vii)  resignation of the existing officer and director of BCCI;

  (viii)  all corporate and financial records of BCCI; and

  (ix)  all other items, the delivery of which is a condition precedent to the obligations of ECI, as set forth herein.

16.   Finder's Fees.  BCCI represents and warrants to ECI, and ECI represents and warrants to BCCI that neither of them, nor any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" of "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby other than the arrangements described  herein.  In this regard, BCCI, on the one hand, and ECI on the other hand, will indemnify and hold the other harmless from any claim, loss, cost or expense whatsoever (including reasonable fees and disbursements of counsel) from or relating to any such express or implied liability other than as disclosed herein. BCCI does expect to pay $30,000 to certain persons for consulting with it with regard to the terms and conditions hereof.

 17.  Miscellaneous.

(a)           Further Assurances.  At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

(b)            Waiver.  Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

(c)            Amendment.  This Agreement may be amended only in writing as agreed to by all parties hereto.

(d)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

(e)           Headings.  The section and subsection headings in this Agreement are inserted for convenience and shall not affect in any way the meaning or interpretation of this Agreement.

(f)            Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Stockholders of  ECI who do not sign below may sign a stockholder consent form wherein they consent to the exchange of shares described herein.

(g)           Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.  In the event of any litigation, the parties agree that jurisdiction for any dispute shall be in state courts located in Palm Beach County, Florida.  In the event of any litigation, the prevailing party shall be entitled to recover all costs including attorneys fees.

(h)           Binding Effect.  This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

(i)             Entire Agreement.  This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood in the transaction.  There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

(j)            Severability.  If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

(k)           Termination.  Except in the event of a material breach of this Agreement, this Agreement may not be terminated without the prior written consent of both parties.   In the event of a material breach, the non-breaching party shall provide notice to the breaching party  and the breaching  party shall have thirty (30) days to cure any breach.  Any required payments during this 30 day curative period shall be waived until the breach has been cured. Notwithstanding the foregoing, the failure by ECI to comply with any applicable Blue Sky requirements shall not be deemed a material breach of this Agreement and  BCCI shall not have cause to terminate this Agreement as a result of non-compliance with any Blue Sky provisions.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

  BAROSSA COFFEE COMPANY, INC.

By:    Thomas G. Kimble, President

__________________________________
Thomas G. Kimble as a BCCI Principal Stockholder
__________________________________
Lynn Dixon as a BCCI Principal Stockholder

__________________________________
Adam Gatto as a BCCI Principal Stockholder

  ECAREER, INC.

By:______________________________   President

  CERTAIN STOCKHOLDERS OF ECAREER, INC.

EXHIBIT "A"

To Agreement and Plan of Reorganization

List of ECI Stockholders

Name and Address	ECI Shares	BCCI Shares

EXHIBIT "B"

To Agreement and Plan of Reorganization

Form of Amendment to Articles of Incorporation

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION

Barossa Coffee Company, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the Revised Statutes of the State of Nevada, duly formed on March 24, 2005,

Does Hereby Certify:

FIRST:  That by unanimous written consent of the Board of Directors of the Corporation, a resolution was duly adopted setting forth a proposed amendment to the Articles of Incorporation of the Corporation, declaring said amendment to be advisable and calling for a vote of the stockholders of said corporation for consideration thereof, which vote of shareholders by majority written consent was duly obtained.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Articles of Incorporation of this corporation be amended by changing Article I, so that as amended, this Article shall be and read as set forth below:

ARTICLE I – NAME

The name of the Corporation is eCareer Holdings, Inc.

SECOND:  That, in conjunction with the resolution of its Board of Directors, a written consent of shareholders was executed by the shareholders of the Corporation representing the necessary number of shares as required by statute which were voted in favor of the amendment.

THIRD:  That said amendment was duly adopted in compliance with all applicable provisions of the General Corporation Law and Revised Statutes of the State of Nevada.

IN WITNESS WHEREOF, said Barossa Coffee Company, Inc. has caused this document to be signed by Thomas G. Kimble, President, and Secretary, this __ day of _________, 2012.

Barossa Coffee Company, Inc.

By:  _______________________
       Thomas G. Kimble, President

EXHIBIT "C"

To Agreement and Plan of Reorganization

Form of Investment Letter

INVESTMENT LETTER

TO THE BOARD OF DIRECTORS OF eCareer Holdings, INC. formerly, Barossa Coffee Company, INC. ("Corporation")

The undersigned hereby represents to the Corporation, that (1) the shares of the Corporation's common stock (the "Securities") which are being acquired by the undersigned are being acquired for the undersigned's own account and for investment and not with a view to the public resale or distribution thereof; (2) the undersigned will not sell, transfer or otherwise dispose of the securities except in compliance with the Securities Act of 1933, as amended (the "Act"); and (3) the undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 or the General Rules and Regulations under the Act.

The undersigned acknowledges that access to disclosure documents and information regarding the Corporation as requested by the undersigned.

The undersigned further acknowledges that he has had an opportunity to ask questions of and receive answers from duly designated representatives of the Corporation concerning the terms and conditions pursuant to which the Securities are being purchased. The undersigned acknowledges that he has been afforded an opportunity to examine such documents and other information which he has requested for the purpose of verifying the information set forth in the documents referred to above.

The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

The undersigned further acknowledges that he is fully aware of the applicable limitations on the resale of the Securities.  These restrictions for the most part are set forth in Rule 144.  The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule.  If the Rule is available to the undersigned, the undersigned may make only routine sales of securities, in limited amounts, in accordance with the terms and conditions of that Rule.

The Company is the only person which may register its Securities under the Act and it currently is not contemplating registering any of its Securities.  Furthermore, the Company has not made any representations, warranties or covenants to the undersigned regarding registration of the Securities or compliance with any exemption under the Act.

By reason of my knowledge and experience in financial and business matters in general, and investments in particular, I am capable of evaluating the merits and risks of an investment by me in the Securities.

 I am capable of bearing the economic risks of an investment in the Securities.  I fully understand the speculative nature of the Securities.

 My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

 Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear the following legend, which the undersigned has read and understands:

The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act.  The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

The undersigned further agrees that the Corporation shall have the right to issue stop-transfer instructions to its transfer agent and acknowledges that the Corporation has informed the undersigned of its intention to issue such instructions.

Very truly yours,

__________________________
Printed Name of ECI Stockholder

__________________________
Signature

Date:                 , 2012

EXHIBIT "D"

Form of ECI Stockholder Consent

ECI SHAREHOLDER CONSENT

The undersigned ECI shareholder does hereby agree and consent to the exchange of shares of restricted common stock of Barossa Coffee Company, Inc. (BCCI) in exchange for all shares of ECI common stock owned by the undersigned on a pro-rata basis as to all outstanding shares of common stock of ECI.

The undersigned ECI Stockholder hereby represents and warrants only as to its own ECI Common Stock, effective this date and the Closing Date as follows:

(a)            The ECI Common Stock is free from claims, liens, or other encumbrances, and at the Closing Date said ECI Stockholder will have good title and the unqualified right to transfer and dispose of such ECI Common Stock.

(b)           Said ECI Stockholder is the sole owner of the issued and outstanding ECI Common Stock as set forth in Exhibit "A";

(c)            Said ECI Stockholder has no present specific intent to sell or dispose of the BCCI Shares and is not under a binding obligation, formal commitment, or existing plan to sell or otherwise dispose of the BCCI Shares.

                                                                  ________________________________
                                                                  Printed Name of  Shareholder

                                                                  ________________________________
                                                                  Signature of ECI Shareholder

                                                                    Date